Initial Public Offering (Details) - $ / shares	1 Months Ended	12 Months Ended
	Dec. 18, 2019	Dec. 31, 2020
Initial Public Offering (Textual)
Initial Public Offering	8,050,000
Underwriters over-allotment	1,050,000
Purchase price	$ 10.00
Initial Public Offering, description		Consists of one Class A ordinary share and one Public Warrant. Each Public Warrant entitles the holder to purchase one Class A ordinary share at an exercise price of $11.50 per share